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                                                                    EXHIBIT 23.1


                      CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 8, 1996 included in Health Systems Design Corporation's Form 10-K for the year ended September 30, 1996 and to all references to our Firm included in this Registration Statement on Form S-8.


                                   /s/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP

Oakland, California
May 5, 1997


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